Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

This SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Second Amendment”) is entered into as of October 27, 2016, by and among MARIPOSA INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (“Holdings”), NEIMAN MARCUS GROUP LTD LLC, a Delaware limited liability company (the “Borrower”), each Co-Borrower party to the Revolving Credit Agreement (as defined below) (each, a “Co-Borrower” and, together with the Borrower, the “Borrower Parties”), each Subsidiary Loan Party party to the Revolving Credit Agreement (and together with Holdings and the Borrower Parties, the “Loan Parties”), DEUTSCHE BANK AG NEW YORK BRANCH (“DBNY”), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) and each Lender and Issuing Bank party hereto.  Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Revolving Credit Agreement.

RECITALS

WHEREAS, Holdings, the Borrower Parties, the Subsidiary Loan Parties, the Administrative Agent and each lender from time to time party thereto (the “Lenders”) have entered into that certain Revolving Credit Agreement, dated as of October 25, 2013 (as amended by the First Incremental Amendment to Revolving Credit Agreement, dated as of October 10, 2014, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Revolving Credit Agreement”);

WHEREAS, the Borrower desires to extend the Maturity Date of the Commitments under the Revolving Credit Agreement as provided herein (the “Extension”), and the Lenders wish to agree to the Extension;

WHEREAS, the Extension will become effective concurrently with this Second Amendment, subject to the substantially simultaneous reallocation of the existing Revolving Facility Commitments and Letter of Credit Commitments (the “Reallocation”) pursuant hereto;

WHEREAS, in accordance with the provisions of Sections 10.04 and 10.08(2) of the Revolving Credit Agreement and the terms and conditions set forth herein, the Borrower, the Lenders, the Issuing Banks, the Swingline Lender and the Administrative Agent wish to enter into this Second Amendment to effect the Reallocation, the Extension and the other amendments to the Revolving Credit Agreement as herein provided;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Reallocation.   Subject to the satisfaction (or waiver by the Lenders and the Issuing Banks) of the conditions set forth in Section 8 hereof, the Borrower Parties, the Administrative Agent, each Lender and each Issuing Bank hereby agree that on the Second Amendment Effective Date, each Lender and each Issuing Bank party hereto shall convert its respective Revolving Facility Commitment or Letter of Credit Commitment, as the case may be (as in existence immediately prior to the Second Amendment Effective Date) into a Revolving Facility Commitment or Letter of Credit Commitment, respectively, in the amount set forth opposite its name on Schedule 2.01 attached hereto as Annex A (the “Amended and Restated Schedule 2.01”).  Each Lender and each Issuing Bank party hereto that is not an existing Lender or Issuing

Bank prior to giving effect to this Second Amendment (each a “New Lender”) shall, by execution hereof, become a Lender or an Issuing Bank, respectively, for all purposes under the Revolving Credit Agreement (as amended by this Second Amendment on the Second Amendment Effective Date) and the other Loan Documents and shall be bound by the provisions thereof.  Revolving Loans outstanding immediately prior to the effectiveness of this Second Amendment on the Second Amendment Effective Date shall be prepaid from the proceeds of new Revolving Facility Borrowings in such amounts as shall be necessary in order that, after giving effect to such Revolving Facility Borrowings  and all such related prepayments, all Revolving Loans under the Revolving Facility will be held by Lenders party hereto ratably in accordance with their Revolving Facility Commitments  as set forth on the Amended and Restated Schedule 2.01. The date of such Revolving Facility Borrowings shall be deemed to be the Second Amendment Effective Date. All such Revolving Facility Borrowings and related prepayments shall be made in coordination with the Administrative Agent, and the Administrative Agent may take all actions reasonably necessary to give effect thereto on the Second Amendment Effective Date.  Further, each Lender party hereto will automatically and without further act be deemed to have assigned and/or assumed a portion of participations in outstanding Letters of Credit, such that, after giving effect to each such deemed assignment or assumption of participations, the percentage of the aggregate outstanding participations in Letters of Credit held by each Lender party hereto will equal its Revolving Facility Percentage (after giving effect to this Second Amendment on the Second Amendment Effective Date).  The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained in the Revolving Credit Agreement shall not apply to the transactions effected pursuant to this Section 1.

SECTION 2.  Amendments to Revolving Credit Agreement.  Subject to the satisfaction (or waiver by the Lenders and the Issuing Banks) of the conditions set forth in Section 8 hereof, the Revolving Credit Agreement is hereby amended as follows:

(a)         Section 1.01 of the Revolving Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“Average Daily Used Percentage” means, for any period, the percentage derived by dividing (a) the sum of (i) the average daily principal balance of all Revolving Loans during such period plus (ii) the average daily undrawn amount of all outstanding Letters of Credit issued for the account or on behalf of the Borrower or any of its Subsidiaries during such period by (b) the average daily amount of the aggregate Revolving Facility Commitments during such period.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means  (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Second Amendment” means that certain Second Amendment to this Agreement, dated as of October 27, 2016.

“Second Amendment Arrangers” means Deutsche Bank Securities Inc., Bank of America, N.A., J.P. Morgan Securities LLC, RBC Capital Markets, SunTrust Robinson Humphrey, Inc. and Wells Fargo Bank, N.A.

“Second Amendment Documentation Agent” means BMO Harris Bank, N.A.

“Second Amendment Co-Syndication Agents” means Bank of America, N.A., JPMorgan Chase Bank, N.A., RBC Capital Markets, SunTrust Robinson Humphrey, Inc. and Wells Fargo Bank, N.A.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

“Second Amendment Senior Managing Agent” means BMO Harris Bank, N.A.

“Write-Down and Conversion Powers” means with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)         Section 1.01 of the Revolving Credit Agreement is hereby further amended by amending the definition of “ABR” appearing therein by adding the following sentence at the end thereof:

“Notwithstanding anything to the contrary herein, in no event shall the ABR be less than zero.”

(c)          Section 1.01 of the Revolving Credit Agreement is hereby further amended by amending and restating the definition of “Applicable Commitment Fee Percentage” appearing therein in its entirety as follows:

“Applicable Commitment Fee Percentage” means, for any period, (a) prior to the Second Amendment Effective Date, a percentage per annum equal to 0.25% and (b) from and after the Second Amendment Effective Date, (i) if the Average Daily Used Percentage for the most recent fiscal quarter ending on the date prior to the first day of each fiscal quarter of the Borrower is greater than 50.0%, a percentage per annum equal to 0.25% and (ii) if the Average Daily Used Percentage for the most recent fiscal quarter ending on the date prior to the first day of each fiscal quarter of the Borrower is equal to or less than 50%, a percentage per annum equal to 0.375%.”

(d)         Section 1.01 of the Revolving Credit Agreement is hereby further amended by amending and restating the definition of “Applicable Margin” appearing therein in its entirety as follows:

“Applicable Margin” means:

(a) prior to the Second Amendment Effective Date, the percentages per annum determined in accordance with the pricing grid set forth below, based on Average Historical Excess Availability for the most recent fiscal quarter ending on the date prior to the first day of each fiscal quarter of the Borrower:

Pricing Level	Average Historical Excess Availability	Applicable Margin for Eurocurrency Revolving Loans	Applicable Margin for ABR Loans
I	Greater than or equal to 66.7% of the Line Cap	1.25%	0.25%
II	Less than 66.7% of the Line Cap but greater than or equal to 33.3% of the Line Cap	1.50%	0.50%
III	Less than 33.3% of the Line Cap	1.75%	0.75%

(b)  from and after the Second Amendment Effective Date, initially (1) 0.75%  in the case of ABR Loans and (2) 1.75% in the case of Eurocurrency Revolving Loans, and following delivery of the Required Financial Statements for the first full fiscal quarter ended after the Second Amendment Effective Date, the percentages per annum determined in accordance with the pricing grid set forth below, based on Average Historical Excess Availability for the most recent fiscal quarter ending on the date prior to the first day of each fiscal quarter of the Borrower:

Pricing Level	Average Historical Excess Availability	Applicable Margin for Eurocurrency Revolving Loans	Applicable Margin for ABR Loans
I	Greater than or equal to 50.0% of the Line Cap	1.75%	0.75%
II	Less than 50.0% of the Line Cap	2.00%	1.00.	%

; provided, however, that from and after delivery to the Administrative Agent of the Required Financial Statements and the certificate required pursuant to Section 5.04(3) indicating an entitlement in accordance with the next sentence to a different margin (each, a “Start Date”) to and including the applicable End Date described below, each Applicable Margin (hereinafter the “Adjustable Applicable Margin”) set forth in the immediately preceding grid for Level I and Level II shall be reduced by 0.25%.  The Adjustable Applicable Margin shall apply upon the achievement and maintenance by the Borrower  for two consecutive fiscal quarters for which Required Financial Statements have been delivered of a Senior Secured First Lien Net Leverage Ratio of less than or equal to 4.40:1.00.

The Senior Secured First Lien Net Leverage Ratio used in a determination of Adjustable Applicable Margins shall be determined based on the delivery to the Administrative Agent of the Required Financial Statements and the relevant certificate required pursuant to Section 5.04(3), which shall set forth the Senior Secured First Lien Net Leverage Ratio as at the last day of the most recent period of four consecutive fiscal quarters ended immediately prior to the relevant Start Date and shall remain in effect until such date as (x) the certificate delivered pursuant to Section 5.04(3) fails to demonstrate compliance with the Senior First Lien Net Leverage Ratio of less than or equal to 4.40:1.00 as at the last day of the most recent period of four consecutive fiscal quarters ended immediately prior to the delivery of such certificate or (y) at the option of the Administrative Agent or at the request of the Required Lenders, no certificate  pursuant to Section 5.04(3)(b) has been delivered to the Administrative Agent as required pursuant to this Agreement (such date, the “End Date”).  Upon occurrence of an End Date, the Adjustable Applicable Margins shall be those set forth in the immediately preceding grid (such Adjustable Applicable Margins as so determined, the “Higher Adjustable Applicable Margins”), until the occurrence of the next Start Date.

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Senior Secured First Lien Net Leverage Ratio set forth in any certificate delivered to the Administrative Agent pursuant to Section 5.04(3)(b) is inaccurate for any reason and the result thereof is that the Lenders received interest for any period based on an Applicable Margin that is less than that which would have been applicable had the Senior Secured First Lien Net Leverage Ratio been accurately determined, then, for all purposes of this Agreement, the “Applicable Margin” for any day occurring within the period covered by such certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Senior Secured First Lien Net Leverage Ratio for such period, and any shortfall in the interest or fees theretofore paid by the Borrower for the relevant period pursuant to Section 2.13 as a result of the miscalculation of the Senior Secured First Lien Net Leverage Ratio shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.13 at the time the interest for such period were required to be paid pursuant to said Section (and shall remain due and payable until paid in full, together with all amounts owning under Section 2.13, in accordance with the terms of this Agreement;  provided, however, that non-payment of any interest as a result of any such inaccuracy shall not constitute a Default or Event of Default (whether retroactively or otherwise), and no such amounts shall be deemed overdue (and no amounts shall accrue interest at the applicable default rate), in any such case prior to the earlier of (i) the occurrence of a Default or Event of Default under Section 8.01(8) or (9) and (ii) the fifth Business Day after written demand thereof by the Administrative Agent or the Required Lenders to the Borrower.

(e)          Section 1.01 of the Revolving Credit Agreement is hereby further amended by amending the definition of “Lender-Related Distress Event” appearing in therein by inserting the following text immediately before the proviso appearing at the end thereof:

or such Distressed Person becomes the subject of a Bail-In Action

(f)           Section 1.01 of the Revolving Credit Agreement is hereby further amended by amending and restating the definition of “Letter of Credit Commitment” in its entirety as follows:

“Letter of Credit Commitment” means (a) prior to the Second Amendment Effective Date, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.05 as in effect prior to the Second Amendment Effective Date and (b) from and after the Second Amendment Effective Date, (i) with respect to each Issuing Bank, the amount set forth opposite such Issuing Bank’s name on Schedule 2.01 attached to the Second Amendment as Annex A, and (ii) with respect to any other Lender that becomes an Issuing Bank pursuant to Section 2.05(10) or 2.05(12) hereof, such amount as agreed in writing by the Borrower and such Lender at the time such Lender is designated as an Issuing Bank hereunder, as each of the foregoing amounts may be decreased or increased from time to time with the written consent of the Borrower and the Issuing Banks; provided that any increase in an applicable Issuing Bank’s Letter of Credit Commitment  with respect to any Issuing Bank shall only require the consent of the Borrower and such Issuing Bank (so long as such increase does not result in the Letter of Credit Commitments exceeding the Letter of Credit Sub-Limit).

(g)          Section 1.01 of the Revolving Credit Agreement is hereby further amended by amending the definition of “LIBO Rate” appearing therein by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary herein, in no event shall the LIBO Rate be less than zero.

(h)         Section 1.01 of the Revolving Credit Agreement is hereby further amended by amending and restating clause (1) of the definition of “Maturity Date” in its entirety as follows:

(1)                                 with respect to Revolving Facility Commitments existing after giving effect to the Second Amendment on the Second Amendment Effective Date, and Loans and Letters of Credit in respect thereof, the later of (a) July 25, 2020 and (b) July 25, 2021, so long as in the case of this clause (b) either (i) the Term Loan Obligations (and any Permitted Refinancing Indebtedness in respect thereof) have been fully repaid or otherwise redeemed, discharged or defeased (it being agreed that a payoff letter executed by an agent with respect to the Term Loan Obligations or such Permitted Refinancing Indebtedness shall be conclusive evidence thereof) or (ii) the maturity date with respect to the Term Loan Obligations (and any

Permitted Refinancing Indebtedness in respect thereof) has been extended to a date no earlier than October 25, 2021.

(i)             Section 2.05(2)(b) of the Revolving Credit Agreement is hereby amended by (1) deleting the “or” appearing at the end of clause (iv) thereof, (2) replacing the period (“.”) appearing at the end of clause (v) thereof with the text “; or” and (3) inserting the following new clause (vi) at the end thereof:

(vi)                                                      the issuance of such Letter of Credit would cause the aggregate face amount of all Letters of Credit issued and outstanding by the Issuing Bank to exceed such Issuing Bank’s Letter of Credit Commitment.

(j)            Section 2.05(12) of the Revolving Credit Agreement is hereby amended by deleting the text “(in addition to DBNY)” appearing therein.

(k)         Section 5.04(3)(b) of the Revolving Credit Agreement is hereby amended and restated in its entirety as follows:

(b)  setting forth in reasonable detail calculations of the Fixed Charge Coverage Ratio and the Senior Secured First Lien Net Leverage Ratio for the most recent period of four consecutive fiscal quarters as of the close of the fiscal year or fiscal quarter, as applicable;

(l)             The text of Section 9.10 of the Revolving Credit Agreement is hereby amended and restated in its entirety as follows:

None of the Arrangers, Second Amendment Arrangers, Co-Syndication Agents, Second Amendment Co-Syndication Agents, Co-Documentation Agents, Second Amendment Documentation Agent, Senior Managing Agents or Second Amendment Senior Managing Agent will have any duties, responsibilities or liabilities hereunder in their respective capacities as such.

(m)     Section 10.08 of the Revolving Credit Agreement is hereby amended by inserting the following new clause at the end thereof:

(9)    Notwithstanding the foregoing, the Borrower and any Issuing Bank may amend or modify such Issuing Bank’s Letter of Credit Commitment without the consent of the Required Lenders.

(n)         Article X of the Revolving Credit Agreement is hereby amended by inserting the following new Section 10.24 immediately following Section 10.23 thereof:

10.24                                         Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(1)         the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and

(2)         the effects of any Bail-In Action on any such liability, including, if applicable:

(a)                                 a reduction in full or in part or cancellation of any such liability;

(b)                                 a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(c)                                  the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

(o)         Schedule 2.01 of the Revolving Credit Agreement is amended and restated in its entirety with the Amended and Restated Schedule 2.01.

SECTION 3.                            Reaffirmation of Guarantee and Security.  Each Loan Party, by its signature below, hereby:

(a)                                 (i) agrees that after giving effect to this Second Amendment, the Security Documents shall continue to be in full force and effect and (ii) affirms and confirms all of its obligations and liabilities under (A) the Revolving Credit Agreement, (B)  that certain ABL Guarantee and Collateral Agreement, dated as of October 25, 2013 (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Holdings, the Borrower, the other grantors party thereto and the Collateral Agent and (C) each other Loan Document, in each case after giving effect to this Second Amendment, including its guarantee of the Secured Obligations (as defined in the Guarantee and Collateral Agreement) and the pledge of and/or grant of a security interest in its assets as Collateral pursuant to the Security Documents to secure such Secured Obligations (as defined in the Guarantee and Collateral Agreement), all as provided in the Security Documents as originally executed, and acknowledges and agrees that such obligations, liabilities, guarantee, pledge and grant continue in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Collateral Agreement) under the Revolving Credit Agreement and the other Loan Documents, in each case after giving effect to this Second Amendment; and

(b)                                 after giving effect to this Second Amendment, each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party shall (i) continue in full force and effect during the term of the Revolving Credit Agreement and (ii) continue to secure the Secured Obligations (as defined in the Guarantee and Collateral Agreement), in each case on and subject to the terms and conditions set forth in the Revolving Credit Agreement, the Guarantee and Collateral Agreement and the other Loan Documents.

SECTION 4.                            Representations and Warranties.  Each Loan Party hereby represents and warrants that:

(a)         no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date, or would exist immediately after giving effect to this Second Amendment;

(b)         all of the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties will be accurate in all respects) immediately prior to the Second Amendment Effective Date and immediately after giving effect to this Second Amendment; and

(c)          this Second Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and each of this Second Amendment and the Revolving Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation, enforceable against each Loan Party in accordance with its terms.

SECTION 5.                            Reference to and Effect upon the Credit Agreement.

(a)                                 From and after the Second Amendment Effective Date, (i) the terms “Agreement,” “hereunder,” “hereof” or words of like import in the Revolving Credit Agreement, and all references to the Revolving Credit Agreement in any other Loan Document, shall mean the Revolving Credit Agreement as modified hereby and (ii) this Second Amendment shall constitute a Loan Document for all purposes of the Revolving Credit Agreement and the other Loan Documents.

(b)                                 The Revolving Credit Agreement and each of the other Loan Documents, as specifically amended by this Second Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all Collateral described therein do and shall continue to secure the payment of all obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Second Amendment.

(c)                                  This Second Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Revolving Credit Agreement or any other Loan Document.

SECTION 6.                            Counterparts, Etc.                                         This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Second Amendment by delivering by facsimile or other electronic transmission a signature page of this Second Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.  Section headings in this Second Amendment are included herein for convenience of reference only and shall not constitute part of this Second Amendment for any other purpose.

SECTION 7.                            Governing Law. This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 8.                            Effectiveness.  This Second Amendment shall become effective at the time (the “Second Amendment Effective Date”) when each of the following conditions has been satisfied (or waived by the Lenders and the Issuing Banks):

(a)                     the Administrative Agent (or its counsel) shall have received counterparts of this Second Amendment that, when taken together, bear the signatures of (i) Holdings, (ii) the Borrower Parties, (iii) the Subsidiary Loan Parties, (iv) the Administrative Agent and (v) each of the Lenders, Issuing Banks and the Swingline Lender on the Second Amendment Effective Date;

(b)                     no Default or Event of Default has occurred and is continuing as of the Second Amendment Effective Date, or would exist immediately after giving effect to this Second Amendment;

(c)                      all of the representations and warranties contained in the Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified by materiality, which representations and warranties will be accurate in all respects) immediately prior to the Second Amendment Effective Date and immediately after giving effect to this Second Amendment;

(d)                     the Administrative Agent shall have received:

(i)                         a certificate of a Responsible Officer of each Loan Party dated the Second Amendment Effective Date, certifying (A) that attached thereto is a true and complete copy of the charter or other similar organizational document of such Loan Party, including all amendments thereto, certified, if applicable, as of a recent date by the Secretary of State of the state of its organization or that no change to any such document has been made since the previous such document delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of the by-laws or operating agreement (or limited liability company) agreement of such Loan Party as in effect on the Second Amendment Effective Date or that no change to any such document has been made since the previous such document delivered to the Administrative Agent, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Second Amendment and that such resolutions have not been modified, rescinded or amended and are in full force and effect and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party (together with a certificate of another officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate required by this clause (i)); and

(ii)                a certificate as to the good standing of each Loan Party (in so-called “long-form” if available) as of a recent date, from the applicable secretary of state (or equivalent office).

(e)                      the Administrative Agent shall have received a customary legal opinion from each of (a) Latham & Watkins LLP, counsel to the Loan Parties and (b) K&L Gates LLP, local counsel to the Loan Parties;

(f)                       the Borrower shall have (i) repaid all Swingline Loans and Overadvances (if any), together with all accrued and unpaid interest thereon, (ii) paid all fees accruing pursuant to Sections 2.12(1) and 2.12(2) of the Revolving Credit Agreement from the first day of the Borrower’s current fiscal quarter to and including the Second Amendment Effective Date, (iii) paid any amounts owing pursuant to Section 2.16 of the Revolving Credit Agreement after giving effect to the Reallocation described in Section 1 hereof to the extent then invoiced and due and (iv) paid all interest accruing on all outstanding Borrowings of Revolving Loans from the last applicable Interest Payment Date prior to the Second Amendment Effective Date to  and including the Second Amendment Effective Date, in each case, regardless of whether such payments would otherwise be required to be made at such time under the Revolving Credit Agreement; and

(g)                      the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then invoiced and due.

SECTION 9.                            Tax Status.  For purposes of determining withholding Taxes imposed under FATCA, from and after the Second Amendment Effective Date, each Borrower Party and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Revolving Credit Agreement (as amended hereunder) as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i) or 1.1471-2T(b)(2)(i).

[Signature Pages to follow]

IN WITNESS WHEREOF, this Second Amendment has been executed by the parties hereto as of the date first written above.

NEIMAN MARCUS GROUP LTD LLC,
as Borrower

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Senior Vice President, General Counsel and Corporate Secretary

MARIPOSA INTERMEDIATE HOLDINGS LLC,
as Holdings

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

BERGDORF GOODMAN INC.,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

BERGDORF GRAPHICS, INC.,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

BERGDORFGOODMAN.COM, LLC,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

NEIMAN MARCUS —SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

NEMA BEVERAGE CORPORATION,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	President

NEMA BEVERAGE HOLDING CORPORATION,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	President

NEMA BEVERAGE PARENT CORPORATION,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	President

NM FINANCIAL SERVICES, INC.,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

NM NEVADA TRUST,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

NMPG, LLC,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THE NEIMAN MARCUS GROUP LLC,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Senior Vice President, General Counsel and Corporate Secretary

WORTH AVENUE LEASING COMPANY,
as Co-Borrower and as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

BG PRODUCTIONS, INC.,
as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

MARIPOSA BORROWER, INC.,
as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

NM BERMUDA, LLC,
as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President and Secretary

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

NMG GLOBAL MOBILITY, INC.,
as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President, General Counsel and Secretary

NMG INTERNATIONAL, INC.,
as a Subsidiary Loan Party

By:	/s/ Tracy M. Preston
	Name:	Tracy M. Preston
	Title:	Vice President, General Counsel and Secretary

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and as a Lender

By:	/s/ Frank Fazio
	Name:	Frank Fazio
	Title:	Managing Director

By:	/s/ Stephen R. Lapidus
	Name:	Stephen R. Lapidus
	Title:	Director

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

WELLS FARGO BANK, N.A., as a Lender and as an Issuing Bank

By:	/s/ Michele L. Riccobono
Name: Michele L. Riccobono
Title: Authorized Signatory

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

BANK OF AMERICA, N.A.,
as Joint Lead Arranger and Bookrunner, Co-Documentation Agent, Lender and as an Issuing Bank

By:	/s/ Peter M. Walther
Name: Peter M. Walther
Title: Senior Vice President

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Jennifer Heard
Name: Jennifer Heard
Title: Authorized Officer

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

SUNTRUST BANK,
as a Lender

By:	/s/ Tighe Ittner
Name: Tighe Ittner
Title: Director

NEIMAN MARCUS — SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Kara Goodwin
	Name:	Kara Goodwin
	Title:	Managing Director - ABL

NEIMAN MARCUS – SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

REGIONS BANK,
as a Lender

By:	/s/ Daniel Wells
	Name:	Daniel Wells
	Title:	Vice President

NEIMAN MARCUS – SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ Maria Levy
	Name:	Maria Levy
	Title:	Vice President, Head of Risk

SIEMENS FINANCIAL SERVICES, INC.,
as a Lender

By:	/s/ James Tregillies
	Name:	James Tregillies
	Title:	Vice President

NEIMAN MARCUS – SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

TD BANK, N.A.,
as a Lender

By:	/s/ Virginia Pulverenti
	Name:	Virginia Pulverenti
	Title:	Vice President

NEIMAN MARCUS – SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CAPITAL ONE NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Joe A. Sacchetti
	Name:	Joe A. Sacchetti
	Title:	Director

NEIMAN MARCUS – SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender

By:	/s/ Jessica Benevides-Caron
	Name:	Jessica Benevides-Caron
	Title:	Vice President

NEIMAN MARCUS – SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

WEBSTER BUSINESS CREDIT CORPORATION,
as a Lender

By:	/s/ Harvey Winter
	Name:	Harvey Winter
	Title:	Senior Vice President

NEIMAN MARCUS – SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT